EXHIBIT 10(c)


                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "SOUTHEAST TIRE RECYCLING, INC.", A FLORIDA CORPORATION, WITH AND INTO "CLEARWORKS TECHNOLOGIES, INC." UNDER THE NAME OF "CLEARWORKS TECHNOLOGIES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWELFTH DAY OF MAY, A.D. 1998,. AT 9 0'CLOCK A.M.



             [SECRETARY OF STATE SEAL] /s/ EDWARD J. FREEL
                                           EDWARD J. FREEL, SECRETARY OF STATE

                                           AUTHENTICATION:    9358687

                                                     DATE:    10-16-98

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 05/12/1998
    981181905-2867624

                             CERTIFICATE OF MERGER
                                       OF
                         SOUTHEAST TIRE RECYCLING, INC.
                                      INTO
                         CLEARWORKS TECHNOLOGIES, INC.

                       (UNDER SECTION 252 OF THE GENERAL
                   CORPORATION LAW OF THE STATE OF DELAWARE)

CLEARWORKS TECHNOLOGIES, INC., hereby certifies that:

     (1) The name and state of incorporation of each of the constituent corporations are:

         (a) Southeast Tire Recycling, Inc., a Florida corporation; and

         (b) Clearworks Technologies, Inc., a Delaware corporation.

     (2) An agreement of merger has been approved, adopted, certified, executed and acknowledged by Southeast Tire Recycling, Inc. and by Clearworks Technologies, Inc. in accordance with the provisions of subsection (c) of
     Section 252 of the General Corporation Law of the State of Delaware.

     (3) The name of the surviving corporation is Clearworks Technologies, Inc.

     (4) The certificate of incorporation of Clearworks Technologies, Inc. shall be the certificate of incorporation of the surviving corporation.

     (5) The surviving corporation is a corporation of the State of Delaware.

     (6) The executed agreement of merger is on file at the principal place of business of Clearworks Technologies, Inc.

     (7) A copy of the agreement of merger will be furnished by Clearworks Technologies, Inc., on request and without cost, to any stockholder of Southeast Tire Recycling, Inc. or Clearworks Technologies, Inc.

     (8) The authorized capital stock of Clearworks Technologies, Inc. is 55,000,000 shares, consisting of 50,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.001 par value per share.

     IN WITNESS WHEREOF, Clearworks Technologies, Inc. has caused this certificate to be signed by Michael McClere, its sole director, there being no officers, on the 11th day of May, 1998.

                                            By: /s/ MICHAEL McCLERE
                                                    Michael McClere